   As filed with the Securities and Exchange Commission on December 16, 2002.

                                                     Registration No. 333-
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              -------------------

                              CHECKFREE CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                                     58-2360335
 (State or other jurisdiction                       (I.R.S. Employer
of incorporation or organization)                  Identification No.)

                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
              (Address of Registrant's principal executive offices)

                              -------------------

                        CHECKFREE CORPORATION 401(K) PLAN
                            (Full Title of the Plan)

                              -------------------

                               Peter F. Sinisgalli
                      President and Chief Operating Officer
                              CheckFree Corporation
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
            (Name, address and telephone number of agent for service)

                              -------------------
                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

                              -------------------

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
                                                    Proposed Maximum       Proposed Maximum           Amount of
Title of Securities           Amount to be           Offering Price       Aggregate Offering        Registration
to be Registered               Registered              Per Share*               Price*                  Fee*
------------------------------------------------------------------------------------------------------------------
Common stock,
$.01 par value......             1,000,000                $14.27               $14,270,000               $1,313
------------------------------------------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of CheckFree Corporation Common Stock as reported on the Nasdaq National Market System on December 13, 2002.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of CheckFree Corporation common stock, $.01 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests in the Plan to be offered or sold pursuant to the CheckFree Corporation 401(k) Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The documents containing the information concerning the CheckFree Corporation 401(k) Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). These documents are not filed as part of this registration statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         We incorporate by reference into this Registration Statement the contents of the Form S-8 registration statement dated June 28, 2002, file number 333-91490, previously filed by the Registrant with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on December 16, 2002.

                          CHECKFREE CORPORATION

                          By:  /s/ David E. Mangum
                              -----------------------------------------------
                              David E. Mangum, Executive Vice President
                              and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

              SIGNATURE                                   TITLE                                      DATE
               * Peter J. Kight              Chairman of the Board of Directors         )     December 16, 2002
----------------------------------------     and Chief Executive Officer                )
                 Peter J. Kight              (Principal Executive Officer)              )
                                                                                        )
             /s/ David E. Mangum             Executive Vice President and               )     December 16, 2002
----------------------------------------     Chief Financial Officer (Principal         )
                 David E. Mangum             Financial Officer                          )
                                                                                        )
                *Joseph P. McDonnell         Vice President, Controller, and Chief      )     December 16, 2002
----------------------------------------     Accounting Officer (Principal Accounting   )
                 Joseph P. McDonnell         Officer)                                   )
                                                                                        )
                                                                                        )
                *William P. Boardman         Director                                   )     December 16, 2002
---------------------------------------                                                 )
                 William P. Boardman                                                    )
                                                                                        )
                *James D. Dixon              Director                                   )     December 16, 2002
---------------------------------------                                                 )
                 James D. Dixon                                                         )
                                                                                        )
                                             Director                                   )
---------------------------------------                                                 )
                 Henry C. Duques                                                        )
                                                                                        )
                *Mark A. Johnson             Director                                   )     December 16, 2002
---------------------------------------                                                 )
                 Mark A. Johnson                                                        )
                                                                                        )
                *Lewis C. Levin              Director                                   )     December 16, 2002
---------------------------------------                                                 )
                 Lewis C. Levin                                                         )
                                                                                        )
                *Eugene F. Quinn             Director                                   )     December 16, 2002
---------------------------------------                                                 )
                 Eugene F. Quinn                                                        )
                                                                                        )
                *Jeffrey M. Wilkins          Director                                   )     December 16, 2002
---------------------------------------                                                 )
                 Jeffrey M. Wilkins                                                     )


*By:       /s/ Curtis A. Loveland
      ---------------------------------------
       Curtis A. Loveland, attorney-in-fact
       for each of the persons indicated

         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the CheckFree Corporation 401(k) Plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on December 16, 2002.

                              PLAN FIDUCIARY

                              By:  /s/ Jackie Whitehead
                                   ------------------------------------------
                                   Jackie Whitehead, Authorized Representative

                              REGISTRATION NO. 333-

                           --------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                              CHECKFREE CORPORATION

                           --------------------------

                                    EXHIBITS

                           --------------------------

                                  EXHIBIT INDEX



         Exhibit                                 Exhibit
         Number                                Description
         ------                                -----------
          4.1                  Amended and Restated Certificate of Incorporation of the Company.  (Reference
                               is made to Exhibit 4(e) to the Registration Statement on Form S-8 (Registration
                               No. 333-50322), filed with the Securities and Exchange Commission on
                               November 20, 2000, and incorporated herein by reference.)

          4.2                  By-Laws of the Company. (Exhibit 3(b) to the Current Report on Form 8-K, dated
                               December 22, 1997, filed with the Securities and Exchange Commission on
                               December 30, 1997, and incorporated herein by reference).

          5.1        *         Opinion of Porter, Wright, Morris & Arthur LLP regarding legality.

          5.2                  Internal Revenue Service determination letter regarding qualification under section 401 of the
                               Internal Revenue Code. (Reference is made to Exhibit 5.2 to the Registration Statement on Form
                               S-8 (Registration No. 333-91490), filed with the Securities and Exchange Commission on June 28,
                               2002, and incorporated herein by reference.)

          10.1                 CheckFree Corporation 401(k) Plan.  (Reference is made to Exhibit 10.1 to the Registration
                               Statement on Form S-8 (Registration No. 333-91490), filed with the
                               Securities and Exchange Commission on June 28, 2002, and incorporated herein by reference.)

          23.1                 Consent of Porter, Wright Morris & Arthur LLP (included in Exhibit 5 filed herein).

          23.2       *         Consent of Deloitte & Touche LLP.

          23.3       *         Consent of Deloitte & Touche LLP.

          24         *         Power of Attorney.

----------
* Filed with this Registration Statement